BLACKROCK LIQUIDITY FUNDS

BlackRock Liquid Federal Trust Fund

(the “Fund”)

Supplement dated January 14, 2022 to the Mischler Financial Group Shares Prospectus of the Fund, dated October 29, 2021, as supplemented to date

Mischler Financial Group’s internet-based trade order system has recently been updated allowing the deadlines for the Fund for the receipt of purchase and redemption orders via Mischler Financial Group’s internet-based trade order system to be placed up to 5 minutes prior to the trade deadlines currently listed in the Prospectus.

Generally, shareholders attempting to submit trades through the internet-based trade order system after the applicable internet-based trading deadline will be blocked and will have to submit their orders during the next window when internet-based trading resumes or place their orders via telephone or other electronic means. The trade deadlines for orders placed via other methods will not be affected.

Accordingly, effective February 28, 2022:

The ninth paragraph in the section of the Prospectus entitled “Account Information—Purchase of Shares” is hereby deleted in its entirety and replaced with the following:

The Fund will open for business and begin accepting purchase orders at 7:30 a.m. (Eastern time) on any Business Day. The deadline for receipt of purchase orders for the Fund’s Mischler Financial Group Shares is 2:30 p.m. Eastern time. Purchase orders for Mischler Financial Group Shares of the Fund placed after 2:25 p.m. Eastern time will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The second paragraph in the section of the Prospectus entitled “Account Information—Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

The Fund will open for business and begin accepting redemption orders at 7:30 a.m. (Eastern time) on any Business Day. The deadline for receipt of redemption orders for the Fund’s Mischler Financial Group Shares is 2:30 p.m. Eastern time. Redemption orders for Mischler Financial Group Shares of the Fund placed after 2:25 p.m. Eastern time will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PRO-BLF-MFG2-0122SUP